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                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (herein the "Agreement") made as of this 29th day of September, 2004, by TIMEPAYMENT CORP. LLC, a Delaware limited liability company ("TimePayment"), and LEASECOMM CORPORATION, a Massachusetts corporation ("Leasecomm"), each with its principal place of business at 10M Commerce Way, Woburn, Massachusetts 01801 (Leasecomm and TimePayment are collectively referred to herein as the "Borrower"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., as agent for the Lenders (as defined below), at its principal office at 1211 Avenue of the Americas, New York, New York 10036 (herein "Agent").

                              W I T N E S S E T H:

WHEREAS, the Borrower, Agent and the lenders party thereto ("Lenders") are parties to a certain Revolving Credit Agreement of even date herewith, as the same may be amended from time to time (herein the "Credit Agreement"), which Credit Agreement provides (i) for the Lenders to make certain loans, advances and extensions of credit, all to or for the account of the Borrower and (ii) for the grant by the Borrower to Agent for the benefit of the Lenders of a security interest in certain of the Borrower's assets, including, without limitation, its patents, patentable inventions, patent applications and/or registrations, trademarks, servicemarks, trademark and servicemark applications and/or registrations, copyrights and copyright applications and/or registrations, tradenames, trade secrets, goodwill and licenses, all as more fully set forth therein;

NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower agrees as follows:

1. Definitions. Capitalized terms used herein and defined in the Credit Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

2. Grant of Security Interest. To secure the payment of the Obligations, the Borrower hereby grants to Agent, on behalf of the Lenders, a security interest, effective immediately, in all of the Borrower's right, title and interest in and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "Intellectual Property Collateral"):

      (i) Patents and patent applications and/or registrations together with the inventions and improvements described and claimed therein and any inventions, whether now existing or invented or existing in the future, including, without limitation, the patents, applications, registrations and inventions, if any, listed on Schedule A, attached hereto and made a part hereof, and any and all continuations, divisionals, continuations in part, substitutes, reissues, renewals, re-examinations and extensions thereof, the corresponding foreign patent applications and foreign patents arising out of the patents, patent applications, registrations and inventions (the "Patents") and all income, royalties, damages and payments now and

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            hereafter due and/or payable in connection with the Patents including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

      (ii) Trademarks and servicemarks and trade dress, whether registered or unregistered, and trademark registrations and/or applications, whether now owned or existing in the future, including, without limitation, the trademarks, servicemarks and trade dress and trademark, service mark and trade dress applications and registrations, if any, listed on Schedule B attached hereto and made a part hereof, and any and all reissues, renewals and extensions thereof, and any foreign applications and registrations arising out of the trademarks, servicemarks and trade dress, and all goodwill associated therewith ("Trademarks"), and all income, royalties, damages and payments now and hereafter due and/or payable in connection with the Trademarks including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

      (iii) Copyrights, whether registered or unregistered, and copyright registrations and/or applications whether now owned or existing in the future, including, without limitation, the copyrights and copyright applications and/or registrations, if any, listed on Schedule C attached hereto and made a part hereof, and any and all derivative works, renewals and extensions thereof ("Copyrights" and together with the Patents and Trademarks, the "Intellectual Property"), and all income, royalties, damages and payments now and hereafter due and/or payable in connection with the Copyrights including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Copyright Collateral");

      (iv) Any license agreement in which the Borrower is now or in the future becomes licensed to use any patents, trademarks, copyrights or other intellectual property owned by a third party including, without limitation, the licenses, if any, listed on Schedule D attached hereto and made a part hereof, excluding any license agreement that by its terms prohibits transfer by the Borrower as contemplated herein (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License Collateral");

      (v) The goodwill of the Borrower's business connected with and symbolized by the Intellectual Property Collateral; and

      (vi)  All cash and non-cash proceeds of the foregoing.

3. Agent's Rights. Upon the occurrence of any Event of Default hereunder, Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable state or federal laws. Agent will give the Borrower reasonable notice of the time and place of any public sale of the Intellectual Property Collateral or

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      the time after which any private sale of the Intellectual Property
      Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid to the address of the Borrower set forth above at least ten (10) days before the date of such sale or disposition. In addition to the foregoing and all other rights and remedies of Agent upon the occurrence and during the continuance of any Event of Default hereunder, Agent shall thereupon have the immediate right to transfer or license to itself or to license or sell, assign and transfer to any other person all right, title and interest in and to all or any part of the Intellectual Property Collateral. A formal irrevocable power of attorney (in the form annexed hereto) is being executed and delivered by the Borrower to Agent concurrently with this Agreement to enable such rights to be carried out. The Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, in the event Agent exercises its rights hereunder and/or pursuant to said power of attorney in accordance with its terms, after written notification of such exercise from Agent to the Borrower, the Borrower shall never thereafter, without the prior written authorization of the owner or owners of such Intellectual Property Collateral, use any of such Intellectual Property Collateral. The condition of the foregoing provision is such that unless and until there occurs an Event of Default under this Agreement, the Borrower shall continue to own and use the Intellectual Property Collateral in the normal course of its business and to enjoy the benefits, royalties and profits therefrom provided, however, that from and after the occurrence of an Event of Default such right will, upon the exercise by Agent of the rights provided by this Agreement, be revoked and the right of the Borrower to enjoy the uses, benefits, royalties and profits of said Intellectual Property Collateral will wholly cease, whereupon Agent or its transferee(s) shall be entitled to all of the Borrower's right, title and interest in and to the Intellectual Property Collateral thereby so assigned. This Agreement will not operate to place upon Agent any duty or responsibility to maintain the Intellectual Property Collateral. Prior to the occurrence of an Event of Default, the Borrower will make any and all filings, whether state, federal, foreign or otherwise, and pay any and all filing fees, whether state, federal, foreign or otherwise, required to maintain the Borrower's rights in the Intellectual Property Collateral material to the conduct of the Borrower's business or reasonably requested by the Agent to maintain Borrower's rights in such Intellectual Property Collateral.

4. Fees. The Borrower will pay all filing fees with respect to the security interest created hereby which Agent may deem reasonably necessary or advisable in order to perfect and maintain the perfection of its security interest in the Intellectual Property Collateral.

5.    Representations and Warranties. The Borrower represents and warrants:

      (i) that except for the security interest granted hereby, Permitted Encumbrances and any licenses granted by the Borrower in the ordinary course of business, which licenses do not singularly in or the aggregate adversely effect the security interest granted hereby in any material respect, the Borrower lawfully possesses and owns the Intellectual Property Collateral and that the Intellectual Property Collateral will be kept free from all liens, security interests, claims and encumbrances whatsoever;

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      (ii)  that the Borrower has not made or given any prior assignment, transfer or security interest in the Intellectual Property Collateral or any of the proceeds thereof;

      (iii) that the Intellectual Property Collateral is and will continue to be, in all respects, in full force and effect;

      (iv) and that there are no known infringements of the Intellectual Property Collateral.

6. Application of Proceeds. Upon the occurrence of an Event of Default, the proceeds of any sale, transfer or disposition of the Intellectual Property Collateral shall be applied first to all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by Agent in connection with such sale and the exercise of Agent's rights and remedies hereunder and under the Credit Agreement; next, such proceeds shall be applied to the payment, in whole or in part, of the Obligations due Agent in such order as Agent may elect; and the balance, if any, shall be paid to the Borrower or as a court of competent jurisdiction may direct.

7. Defense of Claims. The Borrower will defend at its own cost and expense all actions, claims or proceedings affecting the Intellectual Property Collateral material to the conduct of the Borrower's business or the interest of Agent and Lenders therein. The Borrower agrees to reimburse Agent and Lenders for all costs and out-of-pocket expenses incurred by Agent and Lenders in defending any such action, claim or proceeding prior to the Borrower's assumption of such defense.

8. Applications, Renewals or Extensions. The Borrower shall promptly apply for and obtain all federal renewals or extensions of the Intellectual Property Collateral material to the conduct of the Borrower's business to the full extent permitted by law. If, before all Obligations have been satisfied in full, the Borrower applies for or obtains any Intellectual Property, the Borrower shall give Agent prompt written notice of such Intellectual Property, and the provisions of this Assignment shall apply thereto. The Borrower authorizes Agent to modify this Assignment by amending Schedules A, B, C or D to include any new Intellectual Property Collateral material to the conduct of the Borrower's business. The Borrower shall not abandon any of the Intellectual Property Collateral material to the conduct of the Borrower's business or the prosecution of any application for any such Intellectual Property without the prior written consent of Agent, which consent will not be unreasonably withheld or delayed.

9. Proceedings. The Borrower shall promptly notify Agent of the institution of, and any adverse determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any other foreign or domestic governmental agency, court or body, regarding the Borrower's claim of ownership in any of the Intellectual Property Collateral. In the event of any material infringement of any of the Intellectual Property Collateral material to the conduct of the Borrower's business by a third party, the Borrower shall promptly notify Agent of such infringement and sue for and recover all damages for such infringement. If the Borrower shall fail to take such action within thirty
      (30) days after such notice is given to Agent, Agent may, but shall not be required to, take such action in the name of the Borrower, and the Borrower hereby

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      appoints Agent the true and lawful attorney of the Borrower, for it and in its name, place and stead, on behalf of the Borrower, to commence judicial proceedings in any court or before any other tribunal to enjoin and recover damages for such infringement, any such damages due to the Borrower, net of costs and reasonable attorneys' fees, to be applied to the Obligations.

10. Rights Cumulative. This Agreement shall be in addition to the Credit Agreement and the other Loan Documents and shall not be deemed to affect, modify or limit the Credit Agreement or other Loan Documents or any rights that Agent has under the Credit Agreement or other Loan Documents. The Borrower agrees to execute and deliver to Agent and Lenders (at the Borrower's expense) any further documentation or papers necessary to carry out the intent or purpose of this Agreement including, but not limited to, financing statements under the Uniform Commercial Code.

11. Construction and Invalidity. Any provisions hereof contrary to, prohibited by or invalid under any laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

      (i) CHOICE OF LAW. THE BORROWER AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF STATE OF NEW YORK. THIS AGREEMENT TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT OF THE BORROWER AND AGENT WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL, CAN ONLY BE CHANGED OR MODIFIED IN WRITING AND SHALL BIND AND BENEFIT THE BORROWER, AGENT, LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE BORROWER, AGENT AND LENDERS EACH HEREBY EXPRESSLY WAIVES ANY RIGHT OF TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

12. Events of Default. Any of the following constitutes an Event of Default under this Agreement:

      (i) The Borrower fails to perform or observe any agreement, covenant or condition required under this Agreement within ten (10) days after written notice in accordance with the Credit Agreement to Borrower;

      (ii) Any warranty or representation made by Borrower, in this Agreement shall be misleading in any material respect on the date made; or

      (iii) The occurrence of any Event of Default under the Credit Agreement which is not waived in writing by Agent or cured within the applicable grace period, if any.

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13.   Notices. The Borrower covenants and agrees that, with respect to the
      Intellectual Property Collateral, it will give Agent written notice in the manner provided in the Credit Agreement of:

      (i) any claim by a third party that the Borrower has infringed on the rights of a third party;

      (ii) any suspected infringement by a third party on the rights of the Borrower; or

      (iii) any Intellectual Property Collateral created, arising or acquired by the Borrower after the date hereof.

14. Further Assurances. The Borrower will take any such action as Agent may reasonably require to further confirm, perfect or protect Agent's security interest granted under this Agreement in the Intellectual Property Collateral. In furtherance thereof, the Borrower hereby grants to Agent a power of attorney coupled with an interest which shall be irrevocable during the term of this Agreement to execute any documentation or take any action in the Borrower's behalf required to effectuate the terms, provisions and conditions of this Agreement.

15. Termination. This Agreement shall terminate upon termination of the Credit Agreement and full, final payment of all Obligations of the Borrower thereunder. Upon the Borrower's request, Agent shall within a reasonable time after any such termination execute and deliver to the Borrower (at the Borrower's expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 29th day of September, 2004.

                             LEASECOMM CORPORATION,
                             AS BORROWER

                             By: /s/ Richard F. Latour
                                 --------------------------------------
                                 Richard F. Latour, Executive President

                             TIMEPAYMENT CORP. LLC,
                             AS BORROWER

                             By: /s/ Richard F. Latour
                                 --------------------------------------
                                 Richard F. Latour, President

                             THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                             AS AGENT

                             By: /s/ Daniel B. Ciotti
                                 ---------------------------------------
                                 Daniel B. Ciotti, Vice President

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                          IRREVOCABLE POWER OF ATTORNEY

      LEASECOMM CORPORATION AND TIMEPAYMENT CORP. LLC, each with offices at 10M Commerce Way, Woburn, Massachusetts 01801 (collectively referred herein to as the "Borrower"), hereby grants to THE CIT GROUP/COMMERCIAL SERVICES, INC., with its principal office at 1211 Avenue of the Americas, New York, New York 10016 (hereinafter referred to as "Agent"), for the benefit of the Lenders (as defined in the Credit Agreement dated as of the date hereof by and among the Borrower, Agent and the lender parties thereto) the exclusive Irrevocable Power of Attorney to assign and transfer to Agent for the benefit of the Lenders or to any designee of Agent all right, title and interest in and to the Intellectual Property Collateral listed on the Schedules attached to the Intellectual Property Security Agreement (the "Agreement"), dated as of the date hereof, between the Borrower and Agent including, without limitation, all patents, patentable inventions, patent applications and/or registrations, trademarks, service marks, trademark and service mark applications and/or registrations, copyrights and copyright applications and/or registrations and licenses together with the goodwill of the business connected with or symbolized by such Intellectual Property Collateral and the Borrower's entire inventory of labels and decals bearing any marks not affixed to its products, and the right to operate and control, sell, assign, and transfer the business under those marks under the following terms and conditions:

      1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising indebtedness, liabilities or obligations of the Borrower to Agent are outstanding under the Credit Agreement, dated on or about the date hereof, between the Borrower and Agent and upon payment of such indebtedness, liabilities or obligations of the Borrower to Agent, the Power of Attorney granted herein shall terminate without any further acts by any Person.

      2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life as specified in Paragraph 1 hereinabove;

      3. The Power of Attorney granted herein shall only be exercisable by Agent during the continuance of an Event of Default under the Agreement between Agent and the Borrower and as long as such Event of Default is not then the subject of a waiver; and

      4. Agent shall give the Borrower ten (10) days prior written notice of the exercise of this power, and the waiver by Agent of any particular Event of Default as set forth in Paragraph 3 hereinabove shall have no force or effect unless in writing and signed by an authorized officer of Agent. Even then such waiver shall not constitute or be considered a waiver of any other Event of Default then existing or thereafter arising whether similar or not.

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      IN WITNESS WHEREOF, the Borrower has caused this Power of Attorney to be executed as of this 29th day of September, 2004.

                             LEASECOMM CORPORATION

                             By: /s/ Richard F. Latour
                                 -------------------------------------------
                                 Richard F. Latour, Executive Vice President

                             TIMEPAYMENT CORP. LLC

                             By: /s/ Richard F. Latour
                                 -------------------------------------------
                                 Richard F. Latour, President

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COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, SS

      On this 29th day of September, 2004, before me, the undersigned notary public, personally appeared the above named Richard F. Latour, Executive President of LEASECOMM CORPORATION, proved to me through satisfactory evidence of identification, which was a state issued driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose.

                                          /s/ Brenda Moffitt
                                          -------------------------------
                                          Notary Public
                                          My commission expires: 10/28/09

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, SS

      On this 29th day of September, 2004, before me, the undersigned notary public, personally appeared the above named Richard F. Latour, President of TIMEPAYMENT CORP. LLC, proved to me through satisfactory evidence of identification, which was a state issued driver's license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose.

                                          /s/ Brenda Moffitt
                                          -------------------------------
                                          Notary Public
                                          My commission expires: 10/28/09